EXHIBIT 99

--------------------------------------------------------------------------------
                               WELLS FARGO 2004-S                  July 21, 2004
Bear, Stearns & Co. Inc.
                                                                     01:15PM EDT
villiano
                                                                     Page 1 of 5
--------------------------------------------------------------------------------


                        Collateral Grouped by Series Code

--------------------------------------------------------------------------------------------------------------------
IO
       PROD TYPE2         Count       Balance        Percent    GWAC      NWAC     WAM   WA Age   Max GWAC   Avg Bal
--------------------------------------------------------------------------------------------------------------------
IO                        1,603   1,211,316,988.31     68.29   3.79368   3.53368   356        4     3.8750   755,656
       F. 5 Year Hybrid   1,603   1,211,316,988.31     68.29   3.79368   3.53368   356        4     3.8750   755,656
NonIO                       885     562,377,752.57     31.71   3.81798   3.55798   354        5     3.8750   635,455
       F. 5 Year Hybrid     885     562,377,752.57     31.71   3.81798   3.55798   354        5     3.8750   635,455
--------------------------------------------------------------------------------------------------------------------
TOTAL                     2,488   1,773,694,740.88    100.00   3.80139   3.54139   355        5     3.8750   712,900
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                        Wtd Avg    Wtd Avg   Wtd Avg
                            Min        Max      Wtd Avg                                  STATED      ARM       NET
IO                        CURRENT    CURRENT     FICO                                   ORIGINAL     MAX     COUPON
         PROD TYPE2       BALANCE    BALANCE     SCORE    Init Cap  Margin    WA Roll     TERM      RATE     MARGIN
--------------------------------------------------------------------------------------------------------------------
IO                        150,000   5,000,000       743     5.000     2.750        56        360   8.79441     2.490
       F. 5 Year Hybrid   150,000   5,000,000       743     5.000     2.750        56        360   8.79441     2.490
NonIO                     148,663   2,721,943       744     5.000     2.750        55        359   8.82152     2.490
       F. 5 Year Hybrid   148,663   2,721,943       744     5.000     2.750        55        359   8.82152     2.490
--------------------------------------------------------------------------------------------------------------------
TOTAL                     148,663   5,000,000       743     5.000     2.750        55        360   8.80301     2.490
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Wtd Avg                        Wtd Avg   Wtd Avg
IO                          PER      Wtd Avg              RATE       PAY
           PROD TYPE2       CAP     SERVICING   WA LTV    FREQ      FREQ
-------------------------------------------------------------------------------
IO                          2.000       0.260    58.76        12        12
       F. 5 Year Hybrid     2.000       0.260    58.76        12        12
NonIO                       2.000       0.260    55.08        12        12
       F. 5 Year Hybrid     2.000       0.260    55.08        12        12
-------------------------------------------------------------------------------
TOTAL                       2.000       0.260    57.59        12        12
-------------------------------------------------------------------------------


--------------------------------------------
       Collateral Grouped by Issue Year
--------------------------------------------
ISSUE DATE   Count      Balance      Percent
--------------------------------------------
2002             1         608,536      0.03
2003           563     409,291,991     23.08
2004         1,924   1,363,794,214     76.89
--------------------------------------------
TOTAL        2,488   1,773,694,741    100.00
--------------------------------------------


---------------------------------------------------------------------------
                   Collateral Grouped by Current Balance
---------------------------------------------------------------------------
CURRENT BALANCE           Count      Balance      Percent  WA FICO   WA LTV
---------------------------------------------------------------------------
- 199,999                    57       9,865,566     0.56       738    57.03
200,000 - 249,999            59      13,363,570     0.75       755    54.79
250,000 - 299,999            98      27,020,911     1.52       744    59.46
300,000 - 349,999           114      37,375,777     2.11       751    64.30
350,000 - 399,999           136      51,075,918     2.88       746    66.09
400,000 - 449,999           159      67,424,763     3.80       739    67.07
450,000 - 499,999           195      93,048,965     5.25       751    63.30
500,000 - 549,999           148      77,197,042     4.35       748    64.05
550,000 - 599,999           116      66,712,743     3.76       747    64.21
600,000 - 649,999           150      94,052,122     5.30       741    63.01
650,000 - 699,999           131      87,669,994     4.94       749    59.89
700,000 - 749,999           114      82,245,771     4.64       744    59.81
750,000 - 799,999            91      70,454,602     3.97       751    59.39
800,000 - 849,999            99      81,329,659     4.59       741    64.19
850,000 - 899,999            72      63,037,361     3.55       736    58.30
900,000 - 924,999            56      50,966,901     2.87       738    62.16
925,000 - 949,999            49      45,986,442     2.59       730    57.09
950,000 - 974,999            64      61,651,971     3.48       747    53.42
975,000 - 999,999           180     178,042,402    10.04       737    50.75
1,000,000 - 1,249,999       273     277,842,050    15.66       742    50.81
1,250,000 - 1,499,999        35      48,298,989     2.72       743    54.18
1,500,000 - 1,749,999        35      54,091,820     3.05       736    55.70
1,750,000 - 1,999,999        16      30,344,504     1.71       740    52.16
2,000,000 - 2,249,999        17      34,470,226     1.94       749    51.80
2,250,000 - 2,499,999         4       9,525,727     0.54       682    48.57
2,500,000 - 2,749,999         6      15,257,943     0.86       720    53.92
2,750,000 - 2,999,999         2       5,887,000     0.33       736    40.35
3,000,000 - 3,099,999         7      21,000,000     1.18       747    47.03
3,100,000 - 3,249,999         2       6,300,000     0.36       746    52.42
3,500,000 +                   3      12,154,000     0.69       729    47.40
---------------------------------------------------------------------------
TOTAL                     2,488   1,773,694,741   100.00       742    57.59
---------------------------------------------------------------------------


------------------------------------------------------
      Collateral Grouped by Current Gross Coupon
------------------------------------------------------
CURRENT GROSS COUPON   Count      Balance      Percent
------------------------------------------------------
2.250 - 2.499              3       1,860,602      0.10
2.500 - 2.749              2       1,654,962      0.09
2.750 - 2.999              3       2,491,636      0.14
3.000 - 3.249             10       7,123,084      0.40
3.250 - 3.499             29      17,287,532      0.97
3.500 - 3.749            271     193,980,767     10.94
3.750 - 3.999          2,170   1,549,296,157     87.35
------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
                                                                   July 21, 2004
Bear, Stearns & Co. Inc.        WELLS FARGO 2004-S
                                                                     01:15PM EDT
villiano
                                                                     Page 2 of 5
--------------------------------------------------------------------------------


------------------------------------------------------
      Collateral Grouped by Current Gross Coupon
------------------------------------------------------
CURRENT GROSS COUPON   Count      Balance      Percent
------------------------------------------------------
TOTAL                  2,488   1,773,694,741    100.00
------------------------------------------------------


------------------------------------------------------
         Collateral Grouped by Loan-to-Value
------------------------------------------------------
LTV2                   Count      Balance      Percent
------------------------------------------------------
0.00 - 30.00             184     126,844,483      7.15
30.01 - 35.00            111      88,190,691      4.97
35.01 - 40.00            134     103,760,513      5.85
40.01 - 45.00            155     129,294,116      7.29
45.01 - 50.00            183     149,550,339      8.43
50.01 - 55.00            156     131,411,355      7.41
55.01 - 60.00            232     193,058,037     10.88
60.01 - 65.00            213     176,788,000      9.97
65.01 - 70.00            261     192,534,326     10.85
70.01 - 75.00            225     148,941,124      8.40
75.01 - 80.00            629     331,794,490     18.71
85.01 - 90.00              4       1,047,516      0.06
90.01 - 95.00              1         479,750      0.03
------------------------------------------------------
TOTAL                  2,488   1,773,694,741    100.00
------------------------------------------------------


---------------------------------------------------------
            Collateral Grouped by Loan Purpose
---------------------------------------------------------
LOAN PURP              Count       Balance        Percent
---------------------------------------------------------
CASH OUT REFINANCE       314     214,457,729.30     12.09
PURCHASE                 867     559,329,708.53     31.53
RATE/TERM REFINANCE    1,307     999,907,303.05     56.37
---------------------------------------------------------
TOTAL                  2,488   1,773,694,740.88    100.00
---------------------------------------------------------


---------------------------------------------------------
            Collateral Grouped by Property Type
---------------------------------------------------------
PROPTYPE               Count       Balance        Percent
---------------------------------------------------------
2-4 FAMILY                34      23,706,751.49      1.34
CO-OP                      4       3,185,788.96      0.18
CONDO                    325     178,536,445.36     10.07
PUD                        4       1,426,032.81      0.08
SINGLE FAMILY          2,121   1,566,839,722.26     88.34
---------------------------------------------------------
TOTAL                  2,488   1,773,694,740.88    100.00
---------------------------------------------------------


---------------------------------------------------------
          Collateral Grouped by Occupancy Type
---------------------------------------------------------
OCCTYPE                Count       Balance        Percent
---------------------------------------------------------
OWNER OCCUPIED         2,212   1,611,641,646.42     90.86
SECOND HOME              276     162,053,094.46      9.14
---------------------------------------------------------
TOTAL                  2,488   1,773,694,740.88    100.00
---------------------------------------------------------


---------------------------------------------------------
                Collateral Grouped by State
---------------------------------------------------------
STATE                  Count       Balance        Percent
---------------------------------------------------------
AK                         1         479,750.00      0.03
AZ                        41      22,834,934.00      1.29
CA                     2,020   1,468,008,868.81     82.77
CO                        39      31,376,388.97      1.77
CT                        31      28,966,033.93      1.63
DC                         1         601,600.00      0.03
FL                        20      12,285,649.18      0.69
GA                         5       2,223,178.48      0.13
HI                        24      19,278,221.23      1.09
IA                         8       4,325,379.35      0.24
ID                         8       5,697,742.46      0.32
IL                        20      14,715,612.96      0.83
IN                         1         393,035.73      0.02
KS                         1         790,000.00      0.04
KY                         1         540,000.00      0.03
---------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
                                                                   July 21, 2004
Bear, Stearns & Co. Inc.       WELLS FARGO 2004-S
                                                                     01:15PM EDT
villiano
                                                                     Page 3 of 5
--------------------------------------------------------------------------------


---------------------------------------------------------
                Collateral Grouped by State
---------------------------------------------------------
STATE                  Count       Balance        Percent
---------------------------------------------------------
LA                         2         755,391.05      0.04
MA                        13       9,735,504.82      0.55
MD                         2       1,671,000.00      0.09
MI                         3       1,428,468.00      0.08
MN                        25      12,896,448.02      0.73
MO                         4       3,221,052.41      0.18
MT                         2       1,178,665.50      0.07
NC                         2       1,156,523.32      0.07
NE                         7       2,593,911.94      0.15
NH                         1         237,930.00      0.01
NJ                        16      12,056,910.82      0.68
NV                        36      22,407,075.93      1.26
NY                        19      16,438,903.21      0.93
OH                         1         802,240.00      0.05
OR                        28      12,907,966.14      0.73
RI                         1         569,250.00      0.03
SC                         3       2,292,057.46      0.13
SD                         1         689,500.00      0.04
TN                         4       1,620,167.78      0.09
TX                        23      13,711,846.32      0.77
UT                        16      11,321,843.31      0.64
VA                         1         400,000.00      0.02
WA                        48      25,727,051.95      1.45
WI                         8       5,094,732.95      0.29
WY                         1         263,904.85      0.01
---------------------------------------------------------
TOTAL                  2,488   1,773,694,740.88    100.00
---------------------------------------------------------


---------------------------------------------------------
           Collateral Grouped by FICO Scores
---------------------------------------------------------
FICO SCORE   Count       Balance        Percent   WA LTV
---------------------------------------------------------
0 - 0            4       2,027,973.71      0.11    75.94
1 - 619          4       2,758,618.98      0.16    60.26
620 - 639       16      14,318,356.53      0.81    60.07
640 - 659       32      23,332,828.51      1.32    53.27
660 - 679       90      65,047,323.37      3.67    58.37
680 - 699      212     158,014,301.64      8.91    57.80
700 - 719      271     204,452,332.04     11.53    56.46
720 - 739      338     236,741,031.93     13.35    58.88
740 - 759      447     337,296,918.09     19.02    58.41
760 - 779      613     445,967,724.18     25.14    57.35
780 - 799      393     247,600,519.21     13.96    55.82
800 +           68      36,136,812.69      2.04    61.35
---------------------------------------------------------
TOTAL        2,488   1,773,694,740.88    100.00    57.59
---------------------------------------------------------


---------------------------------------------------------
             Collateral Grouped by Rem Term
---------------------------------------------------------
                                                  Pct of
                                    Total         overall
                                   CURRENT        CURRENT
REMAINING TERM         Count       BALANCE        BALANCE
---------------------------------------------------------
- 239                      8          5,911,910      0.33
336 - 347                 40         26,332,193      1.48
348 - 349                392        276,597,762     15.59
350 - 359              2,044      1,462,322,377     82.44
360 +                      4          2,530,499      0.14
---------------------------------------------------------
TOTAL                  2,488      1,773,694,741    100.00
---------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
                                                                   July 21, 2004
Bear, Stearns & Co. Inc.            WELLS FARGO 2004-S
                                                                     01:15PM EDT
villiano
                                                                     Page 4 of 5
--------------------------------------------------------------------------------


------------------------------------------------------
            Collateral Grouped by Max Rate
------------------------------------------------------
                                               Pct of
                                   Total       overall
                                  CURRENT      CURRENT
ARM MAX RATE           Count      BALANCE      BALANCE
------------------------------------------------------
 7.250                     2       1,420,000      0.08
 7.375                     1         440,602      0.02
 7.625                     2       1,654,962      0.09
 7.750                     1         958,673      0.05
 7.875                     2       1,532,962      0.09
 8.000                     3       2,574,240      0.15
 8.125                     7       4,548,844      0.26
 8.250                    12       6,224,958      0.35
 8.375                    17      11,062,574      0.62
 8.500                    50      36,185,110      2.04
 8.625                   219     156,993,163      8.85
 8.750                   622     438,533,277     24.72
 8.875                 1,546   1,109,526,344     62.55
 9.625                     2         802,495      0.05
 9.875                     1         628,000      0.04
 11.250                    1         608,536      0.03
------------------------------------------------------
 TOTAL                 2,488   1,773,694,741    100.00
------------------------------------------------------


---------------------------------------------------------------------------
                    Collateral Grouped by Documentation

                                                Pct of              Wtd Avg
                                  Total         overall   Wtd Avg    LOAN
                                 CURRENT        CURRENT    FICO       TO
DOCTYPE2             Count       BALANCE        BALANCE    SCORE     VALUE
---------------------------------------------------------------------------
ASSET ONLY             996     617,259,780.92     34.80       747     56.28
FULL DOCUMENTATION     826     688,305,264.01     38.81       739     62.18
INCOME ONLY              1         358,400.00      0.02       770     80.00
NO DOCUMENTAION        665     467,771,295.95     26.37       744     52.56
---------------------------------------------------------------------------
TOTAL                2,488   1,773,694,740.88    100.00       743     57.59
---------------------------------------------------------------------------


---------------------------------------------------------
                Collateral Grouped by Margin
---------------------------------------------------------
                                                  Pct of
                                    Total         overall
                                   CURRENT        CURRENT
GROSS COUPON MARGIN    Count       BALANCE        BALANCE
---------------------------------------------------------
2.750 - 2.999          2,488   1,773,694,740.88    100.00
---------------------------------------------------------
TOTAL                  2,488   1,773,694,740.88    100.00
---------------------------------------------------------


-------------------------------------------------------
           Collateral Grouped by Original Term
-------------------------------------------------------
                                                Pct of
                                    Total       overall
                                   CURRENT      CURRENT
STATED ORIGINAL TERM   Count       BALANCE      BALANCE
-------------------------------------------------------
240 - 299                  8       5,911,910      0.33
360 +                  2,480   1,767,782,831     99.67
-------------------------------------------------------
TOTAL                  2,488   1,773,694,741    100.00
-------------------------------------------------------


                       Servicing
-------------------------------------------------------
                                               Pct of
                                   Total       overall
                                  CURRENT      CURRENT
SERVICING              Count      BALANCE      BALANCE
-------------------------------------------------------
0.260                  2,488   1,773,694,741    100.00
-------------------------------------------------------
TOTAL                  2,488   1,773,694,741    100.00
-------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
                                                                   July 21, 2004
Bear, Stearns & Co. Inc.       WELLS FARGO 2004-S
                                                                     01:15PM EDT
villiano
                                                                     Page 5 of 5
--------------------------------------------------------------------------------


             Collateral Grouped by Mi Company
---------------------------------------------------------
                                                  Pct of
                                      Total       overall
EFF LTV                              CURRENT      CURRENT
MI COD                    Count      BALANCE      BALANCE
---------------------------------------------------------
0.00 - 80.00              2,483   1,772,167,474     99.91
   No MI                  2,483   1,772,167,474     99.91
80.01 +                       5       1,527,266      0.09
   Mortgage Guaranty In       2         691,250      0.04
   Republic MIC               1         315,000      0.02
   Triad Guaranty             1         349,240      0.02
   United Guaranty            1         171,777      0.01
---------------------------------------------------------
TOTAL                     2,488   1,773,694,741    100.00
---------------------------------------------------------


---------------------------------------------------------
            Collateral grouped by Product Type
---------------------------------------------------------
                                                  Pct of
                                    Total         overall
                                   CURRENT        CURRENT
PROD TYPE              Count       BALANCE        BALANCE
---------------------------------------------------------
F. 5/1 CMT               885     562,377,752.57     31.71
F. 5/1 CMT IO          1,603   1,211,316,988.31     68.29
---------------------------------------------------------
TOTAL                  2,488   1,773,694,740.88    100.00
---------------------------------------------------------


------------------------------------------------------
          Collateral Grouped by Prepayment
------------------------------------------------------
                                               Pct of
                                   Total       overall
PPAY                              CURRENT      CURRENT
  PP TERM              Count      BALANCE      BALANCE
------------------------------------------------------
N                      2,488   1,773,694,741    100.00
0                      2,488   1,773,694,741    100.00
------------------------------------------------------
TOTAL                  2,488   1,773,694,741    100.00
------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                            $1,764,826,200 (approx.)
               Wells Fargo Mortgage Backed Securities 2004-S Trust
                Mortgage Pass-Through Certificates, Series 200S-S
              5/1 Hybrid ARM Mortgage Loans (One-Year CMT Indexed)

-------------------------------------------------------------------------------------------------------------------

                             Expected        Credit                    WAL
            Certificate       Ratings      Enhancement    Interest   (years)     Pmt. Window        Certificate
Class         Size (1)     (S&P/Moodys)      %age (2)     Rate Type    (3)       (months) (3)          Type
-------------------------------------------------------------------------------------------------------------------
   A-1       $866,000,000     AAA/Aaa         2.25%        WAC (4)        Not Provided         Senior Pass-Through
-------------------------------------------------------------------------------------------------------------------
   A-2       $160,311,000     AAA/Aaa         2.25%      Fixed(5)(6)   0.50         1-12        Senior Sequential
-------------------------------------------------------------------------------------------------------------------
   A-3        $71,101,000     AAA/Aaa         2.25%        WAC (4)     1.25         12-25       Senior Sequential
-------------------------------------------------------------------------------------------------------------------
   A-4       $124,084,000     AAA/Aaa         2.25%        WAC (4)     2.00         25-50       Senior Sequential
-------------------------------------------------------------------------------------------------------------------
   A-5        $95,788,000     AAA/Aaa         2.25%        WAC (4)     3.00         50-72       Senior Sequential
-------------------------------------------------------------------------------------------------------------------
   A-6        $83,289,000     AAA/Aaa         2.25%        WAC (4)     4.00         72-83       Senior Sequential
-------------------------------------------------------------------------------------------------------------------
   A-7       $333,213,600     AAA/Aaa         2.25%        WAC (4)     4.56         83-83       Senior Sequential
-------------------------------------------------------------------------------------------------------------------
   X-1        Notional (7)    AAA/Aaa         2.25%        WAC (7)                             Senior Interest-Only
---------------------------------------------------------------------                          --------------------
   B-1        $13,302,700     AA/Aa2          1.50%        WAC (4)                                 Subordinate
---------------------------------------------------------------------     Not Provided         --------------------
   B-2         $8,868,400      A/A2           1.00%        WAC (4)                                 Subordinate
---------------------------------------------------------------------                          --------------------
   B-3         $8,868,500    BBB/Baa2         0.50%        WAC (4)                                 Subordinate
-------------------------------------------------------------------------------------------------------------------

(1)   The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) Weighted Average Life (WALs) and Payment Windows are calculated based upon a pricing prepayment speed of 18% CPR and are shown to the applicable Roll Date.

(4) The Class A-1, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [3.541%].

(5)   The Class A-2 Certificates will bear interest at a rate (the Pass Through
      Rate) equal to the lesser of (a) such class's related fixed rate and (b) the weighted average of the Net Rates of the Mortgage Loans.

(6) The Accrual Period for the Class A-2 Certificates will be the period from and including the preceding Distribution Date (or from the closing date for the September 2004 distribution) to and including the day prior to the current Distribution Date.

(7) The Class X-1 Certificates will bear interest at a rate equal to the excess, if any, of (a) the Weighted Average Net Rates on the Mortgage loans over (b) the weighted average Pass Through Rate on the Class A-2 Certificates based on a notional amount equal to the aggregate principal balance of the Class A-2 Certificates.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 22, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 1

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


Depositor/Seller:           Wells Fargo Asset Securities Corporation.

Trustee/Paying Agent:       Wachovia Bank, National Association.

Custodian:                  Wells Fargo Bank, N. A.

Originator/Servicer:        Wells Fargo Bank, N. A.

Cut-off Date:               August 1, 2004

Closing Date:               August 31, 2004

Rating Agencies:            Moody's Investor Service, Inc. and Standard and
                            Poor's, a division of The McGraw-Hill Companies,
                            Inc.

Legal Structure:            REMIC

Optional Call:              10% cleanup call

Distribution Date:          25th of each month or next business day, commencing
                            September 2004

Remittance Type:            On each Distribution Date, scheduled payments of
                            principal and interest due on the related Due Date will be distributed from collections or servicer advances.

Form of Registration:       The investment grade Certificates will be issued in
                            book-entry form through DTC

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Class A and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:       The Servicer is obligated to advance delinquent
                            mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 22, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 2

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:      The Master Servicer is required to cover interest
                            shortfalls as a result of full prepayments in an amount equal to the lesser of (i) the aggregate
                            Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate
                            Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available
                            Master Servicing Compensation for such Distribution
                            Date. Prepayment Interest shortfalls in excess of any Compensating Interest and Soldiers and Sailors
                            Relief Act shortfalls will be allocated pro-rata to all certificates.

Other Certificates:         The following Classes of "Other Certificates" will
                            be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby.

                            Certificate   Orig. Balance     PT Rate
                            -----------   -------------     -------
                            Class B-4     $2,660,600        WAC (see footnote 4)
                            Class B-5     $1,773,600        WAC (see footnote 4)
                            Class B-6     $ 4,434,341       WAC (see footnote 4)

Collateral Description:     The mortgage pool consists of approximately $1.77
                            billion of conventional, first-lien residential mortgage loans that have a fixed interest rate for the first five years after origination and then adjust annually based on the One-Year CMT Index.

                            All of the mortgage loans have been originated to borrowers who have an existing relationship or have established a new relationship with Wells Fargo Bank (the "Relationship ARM"). Based upon a verified relationship at the mortgage loan closing, the borrower receives a discounted rate during his fixed period. Wells Fargo maintains the right to increase the borrower's interest rate during the fixed period if the customer's relationship with Wells Fargo Bank is not maintained. Any additional interest will be retained by Wells Fargo Bank and will not be passed through to certificate holders.

                            Approximately 68% (by principal balance) of the mortgage loans allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loans will fully amortize over their remaining terms. The remaining mortgage loans fully amortize over their original terms (generally 30-years). Some of the Mortgage Loans may be backed by pledged assets.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 22, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                            Approximately 83% of the mortgage pool are secured by properties located in the state of California. In addition, the following zip codes (with city and state) comprise more than 1% of the mortgage pool:

                                    92067 - 2.98% (Rancho Santa, CA)
                                    90210 - 2.22% (Los Angeles, CA)
                                    90266 - 1.98% (Manhattan Beach, CA)
                                    92660 - 1.54% (Newport Beach, CA)
                                    92657 - 1.38% (Newport Beach, CA)
                                    93108 - 1.36% (Santa Barbara, CA)
                                    91362 - 1.35% (Thousand Oaks, CA)
                                    90265 - 1.32% (Malibu, CA)
                                    91361 - 1.27% (Thousand Oaks, CA)
                                    94941 - 1.18% (Mill Valley, CA)
                                    90049 - 1.16% (Los Angeles, CA)
                                    92130 - 1.13% (San Diego, CA)
                                    90272 - 1.12% (Los Angeles, CA)


                            Below are the approximate general characteristics of the mortgage loans as of July 1, 2004:

--------------------------------------------------------------------------------------------------------
            % of     Gross     Net    WAM     Gross     Net    Rate    Max                      Mos to
 Loan Type  Pool      WAC      WAC    mos)   Margin    Margin  Caps    Rate     LTV     FICO     Roll
--------------------------------------------------------------------------------------------------------
  Non IO    31.71%   3.818%  3.558%   355    2.750%    2.490%  5/2/5   8.821%  55.08%    744      55
--------------------------------------------------------------------------------------------------------
    IO      68.29%   3.794%  3.534%   356    2.750%    2.490%  5/2/5   8.794%  58.76%    743      56
--------------------------------------------------------------------------------------------------------
  Total:    100.0%   3.801%  3.541%   355    2.750%    2.490%  5/2/5   8.803%  57.59%    743      55
--------------------------------------------------------------------------------------------------------

Underwriting Standards:     The Mortgage Loans were underwritten to the
                            guidelines of the originator as more fully described in the prospectus supplement.

Credit Enhancement:         Credit Enhancement for the Certificates will be
                            provided by a senior/subordinate shifting interest structure.

Cash-Flow Description:      Distributions on the Certificates will be made on
                            the 25th day of each month (or next business day) commencing September 2004. The payments to the Certificates, to the extent of available funds, will be made according to the following priority:


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 22, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                                Available Funds:

                         1. Payment of interest to the holders of the Class A
                            Certificates in an amount equal to their Pass-Through Rate;

                         2. Payment of principal to the holders of the Class A
                            Certificates in an amount equal to the Class A Optimal Principal Amount;

                         3. Further, the Class A Optimal Principal Amount is
                            allocable to the Class A Certificates in the following sequence:

                              Concurrently to:

                              a.) The Class A-1 Certificates; and

                              b.) the remaining Class A Certificates as follows:

                              o First, to the Class A-2 until reduced to zero;

                              o Second, to the Class A-3 until reduced to zero;

                              o Third, to the Class A-4 until reduced to zero;

                              o Fourth, to the Class A-5 until reduced to zero;

                              o Fifth, to the Class A-6 until reduced to zero;
                                and

                              o Sixth, the Class A-7 until reduced to zero.

                         4. Payment of interest and principal sequentially to
                            the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1, so that each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' Allocable Share of the Class B Optimal Principal Amount.

Shifting Interest:      The Senior Certificates will be entitled to receive 100%
                        of the prepayments on the Mortgage Loans through September 2009. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinated Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B
                        Principal Balance does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                        Notwithstanding the foregoing, if after 3 years the current Subordinated Percentage is equal to two times the initial Subordinated Percentage and i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal Balance does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to September 2007 20% or b) after September 2007 30%, then prepayments will be allocated on a pro rata basis.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 22, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 5

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                            If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the Subordinated Percentage can be allocated to the subordinate classes.

Allocation of Losses:       Realized Losses on the mortgage loans will be
                            allocated to the most junior class of Certificates outstanding beginning with the Class B-6
                            Certificates, until the Certificate Principal
                            Balance of each class of Class B Certificates has been reduced to zero. After the Class B Certificates have been reduced to zero, Realized Losses will be allocated to the Class A Certificates, pro rata.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 22, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 6

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security' s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.